UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): January 29, 2004

Westborough Financial Services, inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-27997	04-3504121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Main Street
Westborough, MA 01581

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (508) 366-4111

Not Applicable
(Former name or former address, if changed since last report)

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Items 1- 6.	Not applicable.

Item 7.	Financial Statements and Exhibits

(a) No financial statements are required to be filed with this report.

(b) No pro forma financial information is required to be filed with this report.

(c) Exhibits: 99.1 Regulation FD Materials

Item 8.	Not applicable.

Item 9.	Regulation FD

Management's presentation at Westborough Financial Services, Inc.'s 2004 Annual Meeting of Stockholders held on January 29, 2004 is attached as Exhibit 99.1 to this report.

Items 10-12.	Not applicable.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westborough Financial Services, INc.

By:	/s/ John L. Casagrande
John L. Casagrande
Senior Vice President, Treasurer and Clerk

Date: January 30, 2004

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EXHIBIT INDEX
Exhibit No.	Description

99.1	Regulation FD Materials